UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 Or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - January 16, 2004
                        (Date of Earliest Event Reported)

                                   WICKES INC.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14967



         Delaware                                       36-35544758
---------------------------                 -----------------------------------
(State of Incorporation)                             (I.R.S. Employer
                                                      Identification No.)


             706 North Deerpath Drive, Vernon Hills, Illinois 60061
         --------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:           (847) 367-3400

Item 5.           Other Events.

         On January 16, 2004, Wickes Inc. announced that the waiver previously granted under the Wickes senior credit facility in respect of the event of default under the senior credit facility resulting from the payment default on the Senior Subordinated Notes has expired by its terms and the waiver has not been extended at this time.




Item 7.           Financial Statements and Exhibits.
                  (c)      Exhibits
                           99.1 Press Release dated January 16, 2004

                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    January 16, 2004

                                                     WICKES INC.



                                            By:      /s/ James Hopwood
                                                    ------------------------
                                                     James Hopwood
                                                     Chief Financial Officer